                                                                    Exhibit 99.2

                              Officer Certification
                                      Under
                    Section 906 of Sarbanes-Oxley Act of 2002

Securities and Exchange Commission
Washington, DC

The undersigned Chief Executive Officer and Chief Financial Officer of Shells Seafood Restaurants, Inc. do hereby certify as follows:

      Solely for the purpose of meeting the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to the Report on Form 10-K being filed today by Shells Seafood Restaurants, Inc. with the Securities and Exchange Commission, the undersigned hereby certify that such Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Shells Seafood Restaurants, Inc.



/s/ David W. Head
-----------------
President and Chief Executive Officer
March 21, 2003


/s/ Warren R. Nelson
---------------------
Executive Vice President and Chief Financial Officer
March 21, 2003